EXHIBIT 10.01

                         Nanoscience Technologies, Inc.
                      45 Rockefeller Plaza, Suite 2000, #43
                         New York, New York, 10111-2000

                                                               December 14, 2005

The Agent and the Lenders
party to the Financing Agreement
referred to below

                  Re:   PAYMENT DIRECTION LETTER

Ladies and Gentlemen:

      Reference is made hereby to that Securities Purchase Agreement (the "SECURITIES PURCHASE AGREEMENT"), dated as of December 14, 2005, by and among Nanoscience Technologies, Inc. (the "COMPANY") and Highgate House Funds, Ltd. ("HIGHGATE"), pursuant to which the Company will issue secured convertible debentures (the "DEBENTURES") in exchange for the payment of $1,690,359.20.

      In order to provide for an orderly consummation of the Securities Purchase Agreement, and to minimize the transfer of funds between and among the parties, the parties hereto wish to memorialize the transfer of funds related thereto and acknowledge that this Payment Direction Letter (this "PAYMENT DIRECTION LETTER") will confirm the transfer of funds, substantially contemporaneously with the consummation of the transactions contemplated by the Securities Purchase Agreement.

      In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Each of the parties hereto agrees to each of the transactions and transfers of funds set forth below and agrees that each such transaction and transfer of funds shall occur in the order set forth below.

      2. On December 14, 2005, the Company hereby instructs Highgate to retain an aggregate amount of $1,050,359.20 for the payment of interest and principal on two outstanding secured convertible debentures to be cancelled on the date hereof.

      3. On December 14, 2005, the Company hereby instructs Highgate to retain an aggregate amount of $32,000 for the payment of bankers' fees in connection with the Debentures.

      4. The Company hereby instructs Highgate to transfer, on the Company's behalf, to Reitler Brown & Rosenblatt, LLC ("RBR") on December 14, 2005 an aggregate

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amount of $40,857.27 in accordance with RBR's wire transfer instructions set forth on ANNEX A attached hereto.

      5. The Company hereby instructs Highgate to transfer, on the Company's behalf, to Gottbetter & Partners, LLP ("G&P") on December 14, 2005 an aggregate amount of $20,075 in accordance with G&P's wire transfer instructions set forth on ANNEX A attached hereto.

      6. The Company hereby instructs Highgate to transfer to the Company on December 14, 2005 an aggregate amount of $227,067.73 in accordance with the Company's wire transfer instructions set forth on ANNEX A attached hereto.

      7. Once all conditions precedent set forth in the Securities Purchase Agreement have been satisfied or otherwise waived (other than the fundings contemplated by this Payment Direction Letter), Highgate is irrevocably authorized to initiate, and Highgate hereby agrees to initiate, the transfers set forth herein pursuant to the respective instructions herein.

      8. Each of the parties hereto hereby agrees to take such action and execute, acknowledge and deliver, such agreements, instruments or other documents as the other parties hereto may reasonably require from time to time in order to effectively carry out the purposes of this Payment Direction Letter.

      9. This Payment Direction Letter shall be construed under and governed by the laws of the State of New York and may be executed in any number of counterparts and by different parties on separate counterparts. Each of such counterparts shall be deemed to be an original, and all of such counterparts, taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this Payment Direction Letter by facsimile or electronic mail shall be equally as effective as delivery of a manually executed counterpart.

                         [SIGNATURES ON FOLLOWING PAGE]

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      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                  NANOSCIENCE TECHNOLOGIES, INC.

                                  By: /s/ David Rector
                                      -----------------------------------------
                                      Name: David Rector
                                      Title: Secretary, Chief Operating Officer

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ACCEPTED AND AGREED:

HIGHGATE HOUSE FUNDS, LTD.

By: /s/ Adam Gottbetter
    -------------------
    Name:  Adam Gottbetter
    Title: Portfolio Manager

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                                     ANNEX A

                               WIRING INSTRUCTIONS

1.    Nanoscience Technologies, Inc.

      Name of Beneficiary: Nanoscience Technologies, Inc.
      Name of Beneficiary Bank: Chase Bank, 401 Madison Ave., NY, NY 10017 Account Number.: 134-114-223-665
      ABA Number: 021-000-021

2.    Reitler Brown & Rosenblatt, LLC

      Name of Beneficiary: Reitler Brown & Rosenblatt, LLC Operating Account Wire Funds to: First Republic Bank, Branch 79, 1230 Avenue of the Americas, NY, NY
      Account Number: 97900023403
      ABA Number: 321081669

3.    Gottbetter & Partners, LLP

      Bank:  Citibank, N.A.
      Routing #: 021000089
      Account #: 49061322
      Name on Account: Gottbetter & Partners, LLP Trust Account

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